UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Stage Stores, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing   for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Internet Availability of Proxy Materials
Stage Stores, Inc.

10201 MAIN STREET, HOUSTON, TX 77025

Important Notice Regarding the Internet Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders to Be Held on Thursday, June 4, 2009
The Notice of Annual Meeting, Proxy Statement, Annual Report and Annual Report on Form 10-K are available for review at: http://bnymellon.mobular.net/bnymellon/ssi
STAGE STORES, INC.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this card on or before May 22, 2009 to facilitate timely delivery.

Dear Stage Stores, Inc. Shareholder:

The 2009 Annual Meeting of Shareholders of Stage Stores, Inc. (the “Company”) will be held at the offices of the Company, 10201 Main Street, Houston, Texas 77025, on Thursday, June 4, 2009, at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of eight directors for a term of one year;
(2)	Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for 2009;
(3)	Approval of the Amended and Restated 2008 Equity Incentive Plan; and
(4)	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on April 6, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

CONTROL NUMBER ”
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	’

Shareholders of Record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found in the Investor Relations section of our website, www.stagestores.com.

Meeting Location:
Company Headquarters
10201 Main Street
Houston, TX 77025

The following Proxy Materials are available for you to review online:
•	the Company’s Notice of 2009 Annual Meeting of Shareholders and Proxy Statement;
•	the Company’s Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

To request a paper copy of the Proxy Materials (there are three ways):
By Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
By Email:	shrrelations@bnymellon.com,
By Internet:	http://bnymellon.mobular.net/bnymellon/ssi.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER
WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS.

ACCESSING YOUR PROXY MATERIALS ONLINE
The Proxy Materials for Stage Stores, Inc. are available for review at:

http://bnymellon.mobular.net/bnymellon/ssi

Have this card available when you request a paper copy of the Proxy Materials or when you want to vote your proxy electronically.

VOTE BY INTERNET
You may vote your proxy when you view the proxy materials on the Internet. You will be asked to enter your 11-digit control number, so have this card in hand when you access the above website. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

SECURITY MEASURES
In accordance with the Company’s security procedures, all persons attending the Annual Meeting of Shareholders must present this Notice card and picture identification. If you are a shareholder of record and plan to attend the meeting in person, please bring this Notice card with you to the meeting. For security purposes, briefcases, bags, purses, backpacks and other containers will be subject to search at the door.